                                                                   EXHIBIT 10.21

                                AMENDMENT NO. 1
                  TO LEASE DATED MAY 10, 1994, BY AND BETWEEN
          THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, AS LANDLORD
           AND FIELDWORKS, INC. (A MINNESOTA CORPORATION), AS TENANT

     THIS AMENDMENT NO. 1, made this 22nd day of May, 1996, by and between The Northwestern Mutual Life Insurance Company (hereinafter called "Landlord") and Fieldworks, Inc. (a Minnesota corporation), (hereinafter called "Tenant").

WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a certain lease agreement, dated May 10, 1994 (hereinafter called the "Lease"), under which Landlord demised to Tenant the Demised Premises commonly known as Oak Park Business Center, 9947-9969 Valley View Road, Eden Prairie, Minnesota; and

     WHEREAS, Landlord and Tenant desire to set forth their agreement concerning certain Agreements to the Lease, including the expansion of the Premises and to establish the rents payable thereunder during the remaining Lease Term; and

WHEREAS, it is intended by this Agreement to amend said Lease;

     NOW THEREFORE, in consideration of the Demised Premises, and of the covenants and agreements herein undertaken to be kept and performed, it is agreed as follows:

     1. Expansion of Premises: Effective as of November 1, 1996, through and
        ---------------------
including June 30, 1999, the Premises shall be expanded to incorporate that certain portion of the building that consists of 12,153 square feet (the "Expansion Premises") as shown on the attached Exhibit A1, and thereafter the Premises shall be deemed to contain 24,539 square feet.

     2. Base Rent: Effective as of November 1, 1996, Tenant shall pay to
        -----------
Landlord on the first day of each month, Base Rent under the following schedule:

                                       Monthly      Total Base
     Period                           Base Rent   Rent for Period
     ------                           ----------  ---------------
     November 1, 1996, through and
     including October 31, 1997       $12,854.00      $154,248.00

     November 1, 1997, through and
     including October 31, 1998       $13,360.00      $160,320.00

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
     November 1, 1998, through and
     including June 30, 1999          $13,867.00      $110,936.00

    3. Additional Rent: Effective November 1, 1996, through and including June
        ---------------
30, 1999, Tenant's percentage defined in Article 3 of the Lease of Real Estate Taxes and Operating Expenses shall be increased from 30.49% to 60.40%.

     Except as herein specifically amended, as other terms, and covenants, and conditions of the Lease shall remain in full force and effect, and the same are hereby ratified and confirmed.


TENANT:                                 LANDLORD:

Fieldworks, Inc.                        The Northwestern Mutual Life Insurance
(A Minnesota Corporation)               Company

      /s/ Gary J. Beeman                /s/  Cynthia White
 Its: President and CEO                 Its: Senior Real Estate Officer
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                                  Exhibit A1


                                  Floor Plan